Exhibit 99.18
                                -------------
                Computational Material and/or ABS Term Sheets

INVESTEC STRATIFICATION REQUIREMENTS

For all loans
-------------

Largest Servicer      %
Geog distribition     Distribution of values

FICO                  Average and distribution of values
DTI                   Average and distribution of values
Loan Purpose          Distribution of values
Occupancy Status      Distribution of values
First/second lien     Distribution of values
Property type         Distribution of values
Documentation Level   Distribution of values
LTV                   Average and distribution of values
Interest Rate Type    Distribution of values
Loan size             Average and distribution of values
Prepay penalty        Distribution of values

% IO                  %
Silent Second CLTV    Distribution of values
% With Silent 2nds    %


For IO loans (where IO loans % > 10% of book)
---------------------------------------------

IO term distribution  Distribution of values
FICO                  Average and distribution of values
LTV                   Average and distribution of values
Loan size             Average and distribution of values
Geog distribition     Distribution of values
Doc type              Distribution of values
DTI                   Average and distribution of values


For each of top 5 states
------------------------

FICO                  Average and distribution of values
LTV                   Average and distribution of values
Loan size             Average and distribution of values
Doc type              Distribution of values
DTI                   Average and distribution of values


For low doc loans
-----------------

FICO                  Average and distribution of values
LTV                   Average and distribution of values
Loan size             Average and distribution of values
DTI                   Average and distribution of values
Geog distribition     Distribution of values


Stratifications
---------------

                      --------------------------------------------------------------------------------------------------------------
                      Property Type                 <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      Single Family                  0.403    8.917    9.236    9.521  13.847    13.75    9.056    4.953    2.198
                      --------------------------------------------------------------------------------------------------------------
                      Multi-unit                     0.013    0.224    0.336    0.452   0.631    0.443     0.48    0.356    0.267
                      --------------------------------------------------------------------------------------------------------------
                      Planned  Unit Dev              0.013    1.909    1.493    1.934   2.935    3.755    3.133    1.103    0.638
                      --------------------------------------------------------------------------------------------------------------
                      Condo/Co-op                    0.114    0.418    0.504    0.236   1.519    0.978    0.955    0.639    0.193
                      --------------------------------------------------------------------------------------------------------------
                      Manuf Housing
                      --------------------------------------------------------------------------------------------------------------
                      Other
                      --------------------------------------------------------------------------------------------------------------

                      ------------------------
                      Property Type    >700
                      ------------------------
                      Single Family     1.859
                      ------------------------
                      Multi-unit         0.08
                      ------------------------
                      Planned  Unit Dev 0.259
                      ------------------------
                      Condo/Co-op       0.249
                      ------------------------
                      Manuf Housing
                      ------------------------
                      Other
                      ------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Occupancy Status              <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      Investor Properties            0.005    0.111    0.188    0.172   0.276    0.359    0.281    0.133    0.052
                      --------------------------------------------------------------------------------------------------------------
                      Owner Occupied                 0.539   11.335    11.34     11.9  18.495   18.474   13.324    6.918    3.244
                      --------------------------------------------------------------------------------------------------------------
                      Second Home                        0    0.022    0.043    0.071   0.161    0.093    0.018        0        0
                      --------------------------------------------------------------------------------------------------------------

                      --------------------------
                      Occupancy Status   >700
                      --------------------------
                      Investor Properties 0.071
                      --------------------------
                      Owner Occupied       2.37
                      --------------------------
                      Second Home         0.006
                      --------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Loan Purpose                  <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      Purchase                       0.058    1.425    2.001     3.28   9.024   11.121    9.165    5.462    2.961
                      --------------------------------------------------------------------------------------------------------------
                      Refinance (Non cash out)        0.04    0.389    0.472    0.545   0.959    1.142    0.731    0.248    0.033
                      --------------------------------------------------------------------------------------------------------------
                      Cash out                       0.446    9.654    9.097    8.318   8.948    6.663    3.728     1.34    0.301
                      --------------------------------------------------------------------------------------------------------------

                      -------------------------------
                      Loan Purpose            >700
                      -------------------------------
                      Purchase                 1.822
                      -------------------------------
                      Refinance (Non cash out) 0.018
                      -------------------------------
                      Cash out                 0.608
                      -------------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Documentation Level           <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      Full Doc                       0.337    8.045    8.855    8.995  14.554   13.793    8.188    1.735    1.033
                      --------------------------------------------------------------------------------------------------------------
                      Stated Doc                     0.206    3.423    2.716    3.148   4.377    5.133    5.435    5.316    2.262
                      --------------------------------------------------------------------------------------------------------------

                      ----------------------------
                      Documentation Level  >700
                      ----------------------------
                      Full Doc              0.872
                      ----------------------------
                      Stated Doc            1.575
                      ----------------------------


                      --------------------------------------------------------------------------------------------------------------
                      Lien Level                    <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      First Lien                     0.543   11.468    11.57   12.143  18.932   18.926   13.623    7.051    3.296
                      --------------------------------------------------------------------------------------------------------------
                      Second Lien
                      --------------------------------------------------------------------------------------------------------------


                      ----------------------
                      Lien Level     >700
                      ----------------------
                      First Lien      2.447
                      ----------------------
                      Second Lien
                      ----------------------

                      --------------------------------------------------------------------------------------------------------------
                      Loan to Value                 <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      <= 55                          0.079    1.448    1.876    1.788   2.186     1.21    0.711    0.244    0.203
                      --------------------------------------------------------------------------------------------------------------
                      56-60                          0.009    0.829    1.112    1.343   0.786    0.605    0.125        0    0.051
                      --------------------------------------------------------------------------------------------------------------
                      61-65                          0.104    1.309     1.35    1.451   0.902     0.67    0.323    0.102    0.014
                      --------------------------------------------------------------------------------------------------------------
                      66-70                          0.047    1.323      1.8    1.282   1.244    1.375    0.506     0.22    0.186
                      --------------------------------------------------------------------------------------------------------------
                      71-75                          0.163    2.426    1.956     2.08   2.398    1.853    1.129    0.517    0.062
                      --------------------------------------------------------------------------------------------------------------
                      76-80                          0.065    3.366    2.137     2.63   8.415   11.038    9.746    5.737    2.471
                      --------------------------------------------------------------------------------------------------------------
                      81-85                          0.052    0.402    0.606    0.778   0.854    0.815    0.343    0.073    0.044
                      --------------------------------------------------------------------------------------------------------------
                      86-90                              0    0.183    0.416     0.47   0.777    0.485    0.444    0.137    0.154
                      --------------------------------------------------------------------------------------------------------------
                      91-95                          0.016    0.024    0.053    0.214   0.488    0.212    0.025    0.021    0.016
                      --------------------------------------------------------------------------------------------------------------
                      96-100                         0.008    0.161    0.264    0.107   0.882    0.662    0.272        0    0.094
                      --------------------------------------------------------------------------------------------------------------
                      >100
                      --------------------------------------------------------------------------------------------------------------


                      ----------------------------
                      Loan to Value        >700
                      ----------------------------
                      <= 55                 0.066
                      ----------------------------
                      56-60                 0.008
                      ----------------------------
                      61-65                 0.005
                      ----------------------------
                      66-70                 0.093
                      ----------------------------
                      71-75                 0.065
                      ----------------------------
                      76-80                 2.029
                      ----------------------------
                      81-85                 0.106
                      ----------------------------
                      86-90                 0.033
                      ----------------------------
                      91-95                 0.013
                      ----------------------------
                      96-100                 0.03
                      ----------------------------
                      >100
                      ----------------------------

                      --------------------------------------------------------------------------------------------------------------
                      Interest Rate Type            <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      ARM                            0.513    9.762    9.016    7.747   8.403    7.666    7.029    5.435    2.546
                      --------------------------------------------------------------------------------------------------------------
                      Fixed                           0.03    1.568    2.342    2.557   3.003    3.178    2.783    1.281    0.495
                      --------------------------------------------------------------------------------------------------------------
                      IO                                 0    0.126    0.207     1.83    7.52    8.067    3.811     0.33    0.255
                      --------------------------------------------------------------------------------------------------------------
                      Baloon                             0    0.013    0.006    0.009   0.006    0.015        0    0.005        0
                      --------------------------------------------------------------------------------------------------------------



                      ---------------------------
                      Interest Rate Type  >700
                      ---------------------------
                      ARM                  1.453
                      ---------------------------
                      Fixed                0.864
                      ---------------------------
                      IO                    0.13
                      ---------------------------
                      Baloon                   0
                      ---------------------------


                      --------------------------------------------------------------------------------------------------------------
                      Loan Size                     <500   501-525  526-550  551-575  576-600 601-625  626-650  651-675  676-700
                      --------------------------------------------------------------------------------------------------------------
                      $0 - $50,000                   0.048    0.198    0.318      0.3   0.372    0.343    0.229    0.107    0.083
                      --------------------------------------------------------------------------------------------------------------
                      $50,000 - $100,000              0.12    1.796    1.907    2.042   2.445    2.591    2.004    1.369    0.554
                      --------------------------------------------------------------------------------------------------------------
                      $100,000 - $150,000            0.136    2.193    2.341    2.117   3.685    3.876    2.911    2.208     0.65
                      --------------------------------------------------------------------------------------------------------------
                      $150,000 - $200,000            0.057    2.015     1.86    1.661    2.58    3.241     2.09    1.105    0.526
                      --------------------------------------------------------------------------------------------------------------
                      $200,000 - $250,000            0.032    1.561    1.521    1.522   1.804    1.797     1.43    0.618    0.205
                      --------------------------------------------------------------------------------------------------------------
                      $250,000 - $300,000                0    1.301    1.096    1.108   1.799    1.002    0.853    0.326    0.324
                      --------------------------------------------------------------------------------------------------------------
                      $300,000 - $350,000            0.098     0.57    0.861     0.62   1.093    0.806    0.813    0.278    0.188
                      --------------------------------------------------------------------------------------------------------------
                      > $350,000                     0.052    1.835    1.666    2.774   5.153    5.268    3.294     1.04    0.766
                      --------------------------------------------------------------------------------------------------------------
                      Average                            0    1.434    1.446    1.518   2.366    2.366    1.703    0.881    0.412
                      --------------------------------------------------------------------------------------------------------------


                      -----------------------------
                      Loan Size             >700
                      -----------------------------
                      $0 - $50,000           0.084
                      -----------------------------
                      $50,000 - $100,000     0.441
                      -----------------------------
                      $100,000 - $150,000    0.441
                      -----------------------------
                      $150,000 - $200,000    0.212
                      -----------------------------
                      $200,000 - $250,000    0.196
                      -----------------------------
                      $250,000 - $300,000    0.198
                      -----------------------------
                      $300,000 - $350,000    0.095
                      -----------------------------
                      > $350,000             0.781
                      -----------------------------
                      Average                0.306
                      -----------------------------
